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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549







                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14,  2003

                               CCFNB BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)




Pennsylvania                                0-19028           23-2254643
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(State or other jurisdiction of             (Commission     (I.R.S. employer
incorporation)                              file number)    Id. No.)


232 East Street, Bloomsburg, Pennsylvania                          17815
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (570) 784-4400

Former name or former address, if changed from last report:  Not applicable




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                               CCFNB BANCORP, INC.
                                    FORM 8-K

Item 1.           Changes in Control of Registrant

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

                  At the Registrant's Board Meeting of February 13, 2003, the Directors named Lance O. Diehl President of CCFNB Bancorp, Inc., a Financial Holding Company and Columbia County Farmers National Bank, it's subsidiary.

Item 6.           Resignations of Registrant's Directors.

                  At the Registrant's Board Meeting of January 30, 2003, the resignation of Director Rodney B. Keller was received effective February 13, 2003. Mr. Keller had no disagreement over Corporate Policy and Management.

                  At the Registrant's Board Meeting of February 13, 2003, the Directors named Lance O. Diehl to the unexpired Director's term of Rodney B. Keller.

Item 7.           Financial Statements and Exhibits.

                  Not Applicable.

Item 8.           Change in fiscal year.

                  Not Applicable




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CCFNB BANCORP, INC.
                                            -------------------
                                            (Registrant)


Date:  February 14, 2003                    /s/ Lance O. Diehl
                                            -----------------------------
                                            Lance O. Diehl
                                            Chief Executive Officer


Date:  February 14, 2003                    /s/ Virginia D. Kocher
                                            ----------------------------
                                            Virginia D. Kocher
                                            Treasurer and Assistant
                                            Secretary
                                            (Chief Financial Officer)